                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 26, 2002
                              --------------------
                                 Date of Report
                        (Date of earliest event reported)

                                BioSyntech, Inc.
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

 Nevada                                 0-27179                88-0329399
 -------------------------------------------------------------------------------
 (State or Other Jurisdiction           (Commission          (IRS Employer
 of Incorporation)                      File Number)         Identification No.)

   450 Boulevard Armand-Frappier, Laval, Quebec, Canada           H7V 4B3
   -----------------------------------------------------------------------------
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (450) 686-2437
                      -----------------------------------
                         (Registrant's telephone number,
                              including area code)

                          -----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
                        ------------

Loan and Issuance of Warrants

            Bio Syntech Canada Inc. (the "Borrower"),  a wholly owned subsidiary of BioSyntech,  Inc. (the "Registrant"),  borrowed the sum of CDN$2,500,000 (the
"Loan")  pursuant  to a certain  Loan  Agreement  dated June 26, 2002 (the "Loan
Agreement")  with  Business  Development  Bank of  Canada  (the  "Lender").  The
Borrower  intends  to use the  proceeds  of the  Loan to  finance  its  clinical development efforts and for working capital.

            The Loan bears  interest  at the rate of 10% per  annum,  compounded monthly  and  calculated  daily and  payable on the  maturity  of the Loan.  The outstanding principal amount of the Loan and all accrued and unpaid interest are due and  payable  on  February  15,  2006.  The Loan may be  prepaid  in minimum increments of CDN$100,000.

            To secure  the Loan,  the  Borrower  granted  the  Lender a security interest on, subject to the terms of the Hypothec Agreement dated as of June 26,
2002 by and  between  the Lender and the  Borrower  (i) all of its  present  and future movable and immovable properties  (excluding patents);  (ii) the land and building where its principal place of business is currently  located;  (iii) all its  movable  properties  consisting  of  machinery,  equipment,  furniture  and fixtures  (subject to certain  encumbrances  listed in the Loan Agreement);  and
(iv) its present and future  accounts  receivable  (subject to a prior  security interest of the National Bank of Canada).

            The Loan is  jointly  and  severally  guaranteed  by the  Borrower's parent, the Registrant, and the Borrower's affiliate, Biosyntech Europe S.A.R.L.
("BSE").  The Loan is also  personally  guaranteed  by Dr.  Amine  Selmani,  the
Registrant's and the Borrower's Chief Executive  Officer and President,  up to a
maximum amount of CDN$250,000.

            Pursuant to the Loan Agreement, the Borrower, the Registrant and BSE
have agreed not to take certain actions without obtaining the written consent of the Lender including, but not limited to:

            (i)   with certain  exceptions,  creating or permitting  any lien to exist on any of their present or future properties;
            (ii)  acquiring,  either by  purchasing  shares or assets or merging with, any other person or entity;
            (iii) making a capital  expenditure in excess of CDN$75,000,  except when pre-approved by the Board of Directors of the Borrower in the annual business plan of the Borrower;
            (iv)  selling,  transferring,  leasing or  disposing of any of their respective properties;
            (v)   incurring  any debt  other  than  the  Loan;

                                      -2-

            (vi)  redeeming,  purchasing or  repurchasing  for  cancellation  or retirement any of their respective  securities or declaring or paying any dividend, distribution or repayment of capital; and

            (vii) changing the nature of their respective businesses.

            As an  inducement  for the Lender to make the Loan,  the  Registrant granted  the  Lender an  immediately  exercisable  warrant  (the  "Warrant")  to purchase  1,000,000 shares of common stock,  $.001 par value of BSI (the "Common
Stock"),  at an initial  exercise price of $0.33 per share.  Upon exercise,  the
Lender may pay the exercise  price in cash or may elect to have shares  withheld by the  Registrant  from the shares  otherwise to be received with such withheld shares as payment,  as long as the fair market  value on the date of exercise is greater than the exercise price (cashless  exercise).  The Warrant terminates on
June 26, 2007. The holder of the Warrant also received "piggy-back" registration rights,  subject to  customary  limitations,  with  respect to the resale of the shares of Common Stock underlying the Warrant.

            Dr.  Amine  Selmani  and  9083-1496  Quebec,   Inc.,  a  corporation
incorporated  under the  Quebec  Companies  Act and  controlled  by Dr.  Selmani
(together, the "Investors"), also entered into an Investor Rights Agreement with the Borrower,  the  Registrant,  BSE and the Lender that  provides,  among other things, that (i) upon written request of the Lender, the Investors will vote all the  shares of Common  Stock  held by them for one  nominee of the Lender in the
Board of Directors of each of the  Borrower,  the  Registrant  and BSE (each,  a
"Board of Directors")  and that the majority of the Board of Directors  shall at all times be composed of independent directors;  and (ii) the Board of Directors should be  notified  of any  transaction  with a related  party,  which shall be carried out at fair market value.  The Investor  Rights  Agreement  requires the
Registrant  to obtain the prior  written  approval  of the Lender for  corporate actions by itself or its subsidiaries, including, but not limited to, any change to articles of incorporation or bylaws, the issuance, redemption or purchase for cancellation  or  retirement  of any  securities,  the  approval  of the  annual business plan and budget, the making of any loans or the borrowing of any money, any  corporate  reorganization,  and any  action  which may result in a material change in the nature of the Registrant's business.

            Item 7. Financial  Statements,  Pro Forma Financial  Information and
                    Exhibits.

            (c)  Exhibits.  All documents are dated as of June 26, 2002 unless otherwise indicated.

            Exhibit
            No.          Exhibit Description
            ---          -------------------

             10.1        Loan Agreement by and among BioSyntech  Canada Inc. and
                         Business Development Bank of Canada.
             10.2        Promissory Note by and among BioSyntech Canada Inc. and
                         Business Development Bank of Canada.

             10.3        Hypothec Agreement by and between Business  Development
                         Bank of Canada and BioSyntech Canada Inc.
             10.4        Investor   Rights   Agreement  by  and  among  Business
                         Development   Bank   of   Canada,   BioSyntech,   Inc.,
                         BioSyntech  Canada Inc.,  Biosyntech  Europe  S.A.R.L.,
                         Amine Selmani and 9083-1496 Quebec Inc.
             10.5        Warrant   Subscription   Agreement   by   and   between
                         BioSyntech,  Inc.  and  Business  Development  Bank  of
                         Canada.
             10.6        Warrant  to   Purchase   Shares  of  Common   Stock  of
                         BioSyntech, Inc. issued to Business Development Bank of
                         Canada.
             99.1        Press Release of BioSyntech, Inc. dated June 28, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BioSyntech, Inc.

Dated: July 15, 2002              By: /s/ Amine Selmani
                                      -----------------
                                      Name: Amine Selmani
                                      Title: Chief Executive Officer & President